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                                                               EXHIBIT 10.23



                                  SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement"), dated as of June 5, 1996, is made between Guitar Center Management Company, Inc., a California corporation (the "Borrower") and Wells Fargo Bank, N.A. (the "Bank").

         The Borrower and the Bank are parties to a Credit Agreement dated as of June 5, 1996 (as amended, modified, renewed, extended or replaced from time to time, the "Credit Agreement"). The obligation of the Bank to fund the Revolving Loans and to issue the Letters of Credit pursuant to the Credit Agreement are conditioned upon the Borrower entering into this Agreement and, upon the giving of written notice by the Bank to the Borrower of the occurrence of a Trigger Event, granting to the Bank the security interests hereinafter provided to secure the obligations of the Borrower described below.

         Accordingly, the parties hereto agree as follows:

         SECTION 1  DEFINITIONS; INTERPRETATION.

         (a) TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         (b) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

         "ACCOUNTS" means any and all accounts of the Borrower, whether now existing or hereafter acquired or arising, and in any event includes all accounts receivable, contract rights, rights to payment and other obligations of any kind owed to the Borrower arising out of or in connection with the sale or lease of merchandise, goods or commodities or the rendering of services or arising from any other transaction, however evidenced, and whether or not earned by performance, all guaranties, indemnities and security with respect to the foregoing, and all letters of credit relating thereto, in each case whether now existing or hereafter acquired or arising.

         "BOOKS" means all books, records and other written, electronic or other documentation in whatever form maintained now or hereafter by or for the Borrower in connection with the ownership of its assets or the conduct of its business or evidencing or containing information relating to the Collateral, including: (i) ledgers;(ii) records indicating, summarizing, or evidencing the Borrower's assets (including Inventory and Rights to Payment), business operations or financial condition;(iii) computer programs and software;(iv) computer discs, tapes, files, manuals, spreadsheets;(v) computer printouts and output of whatever kind;(vi) any other computer prepared or electronically stored, collected or reported information and equipment of any kind; and (vii) any and all other rights now or hereafter arising out of any contract or agreement between the Borrower and any service bureau, computer or data processing company

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or other Person charged with preparing or maintaining any of the Borrower's books or records or with credit reporting, including with regard to the Borrower's Accounts.

         "COLLATERAL" has the meaning set forth in Section 2.

         "DOCUMENTS" means any and all documents of title, bills of lading, dock warrants, dock receipts, warehouse receipts and other documents of the Borrower, whether or not negotiable, and includes all other documents which purport to be issued by a bailee or agent and purport to cover goods in any bailee's or agent's possession which are either identified or are fungible portions of an identified mass, including such documents of title made available to the Borrower for the purpose of ultimate sale or exchange of goods or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with goods in a manner preliminary to their sale or exchange, in each case whether now existing or hereafter acquired or arising.

         "FINANCING STATEMENTS" has the meaning set forth in Section 3.

         "GENERAL INTANGIBLES" means all general intangibles of the Borrower, now existing or hereafter acquired or arising, and in any event includes: (i) all tax and other refunds, rebates or credits of every kind and nature to which the Borrower is now or hereafter may become entitled;(ii) all good will, choses in action and causes of action, whether legal or equitable, whether in contract or tort and however arising;(iii) all Intellectual Property Collateral;(iv) all uncertificated securities and interests in limited and general partnerships;(v) all rights of stoppage in transit, replevin and reclamation;(vi) all licenses, permits, consents, indulgences and rights of whatever kind issued in favor of or otherwise recognized as belonging to the Borrower by any Governmental Authority; and (vii)all indemnity agreements, guaranties, insurance policies and other contractual, equitable and legal rights of whatever kind or nature; in each case whether now existing or hereafter acquired or arising.

         "INSTRUMENTS" means any and all negotiable instruments, certificated securities and every other writing which evidences a right to the payment of money, in each case whether now existing or hereafter acquired.

         "INTELLECTUAL PROPERTY COLLATERAL" means the following properties and assets owned or held by the Borrower or in which the Borrower otherwise has any interest, now existing or hereafter acquired or arising:

         (i) all patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such patents, patent applications and patent licenses as described in SCHEDULE 1), all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof;

        (ii) all copyrights and applications for copyright, domestic or foreign, together with the underlying works of authorship (including titles), whether or not the underlying works

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of authorship have been published and whether said copyrights are statutory or arise under the common law, and all other rights and works of authorship (including the copyrights and copyright applications described in SCHEDULE 1), all rights, claims and demands in any way relating to any such copyrights or works, including royalties and all rights of renewal and extension of copyright;

       (iii) all trade secrets, confidential information, customer lists, license rights, advertising materials, operating manuals, methods, processes, know-how, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs;

        (iv) all state (including common law), federal and foreign trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by the Borrower (unless otherwise prohibited by any license or related licensing agreement under circumstances where the granting of the security interest would have the effect under applicable law of the termination or permitting termination of the license for breach and where the licensor, other than any Affiliate of the Borrower, has elected such termination remedy), all registrations and recordings thereof, all income and royalties with respect to such licenses, whether registered or unregistered and wherever registered and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States or any other country or any political subdivision thereof, and all reissues, extensions or renewals thereof, including without limitation any of the foregoing identified on SCHEDULE 1 hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation or any trademark law or regulation of any foreign country and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in the name of the Borrower or in the name of the Bank for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world;

         (v) all claims, causes of action and rights to sue for past, present or future infringement or unconsented use of any Intellectual Property Collateral and all rights arising therefrom and pertaining thereto;

        (vi) all general intangibles related to or arising out of any of the Intellectual Property Collateral and all the goodwill of the Borrower's business symbolized by the Intellectual Property Collateral or associated therewith;

       (vii) all products and Proceeds of any and all the Intellectual Property Collateral; and

      (viii) the entire goodwill of or associated with the businesses now or hereafter conducted by the Borrower connected with and symbolized by any of the aforementioned properties and assets.

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         "INVENTORY" means any and all of the Borrower's inventory in all of its forms, wherever located, whether now owned or hereafter acquired, and in any event includes all goods (including goods in transit) which are held for sale, lease or other disposition, including those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service, or which are raw materials, work in process, finished goods or materials used or consumed in the Borrower's business, and the resulting product or mass, and all repossessed, returned, rejected, reclaimed and replevied goods, together with all parts, components, supplies and other materials used or usable in connection with the manufacture, production, packing, shipping, advertising, selling or furnishing of such goods; and all other items hereafter acquired by the Borrower by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and any Document representing or relating to any of the foregoing at any time.

         "PROCEEDS" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Collateral, including "proceeds" as defined at UCC Section 9306 as it relates to the Collateral, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of the Borrower from time to time with respect to any of the Collateral, any and all payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or for or on account of any damage or injury to or conversion of any Collateral by any Person, any and all other tangible or intangible property received upon the sale or disposition of Collateral, and all proceeds of proceeds.

         "PTO" means the United States Patent and Trademark Office and any successor thereto.

         "RIGHTS TO PAYMENT" means all Accounts and any and all rights and claims to the payment or receipt of money or other forms of consideration of any kind in, to and under all Chattel Paper, Documents, General Intangibles, Instruments and Proceeds.

         "SECURED OBLIGATIONS" means the Obligations as defined in the Credit Agreement.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         (c) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

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         (d)  INTERPRETATION.  The rules of interpretation set forth in
Section 1.03 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

         (e) EFFECT OF DELAYED GRANT AND PERFECTION OF LIEN. The Borrower acknowledges that each of the covenants, representations and warranties contained herein shall be effective from the date of execution hereof, except to the extent the effectiveness of such covenant, representation or warranty is expressly conditioned upon the Bank's giving written notice to the Borrower of the occurrence of a Trigger Event.

         SECTION 2  SECURITY INTEREST.

         (a) GRANT OF SECURITY INTEREST. As security for the payment and performance of the Secured Obligations, the Borrower effective automatically upon the giving of written notice by the Bank to the Borrower of the occurrence of a Trigger Event pledges, assigns, transfers, hypothecates and sets over to the Bank, and hereby grants to the Bank, a security interest in all of the Borrower's right, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the "Collateral"): (i) all Accounts;(ii) all Books;(iii) all Documents;(iv) all General Intangibles;(v) all Instruments;(vi) all Intellectual Property Collateral;(vii) all Inventory;(viii) all Rights to Payment; and (ix) all products and Proceeds of any and all of the foregoing.

         (b) The foregoing grant of a security interest shall not include any rights or interests in any General Intangibles, Intellectual Property Collateral or contracts if and to the extent that (a) the terms of the document or documents creating or evidencing such General Intangibles, Intellectual Property Collateral or contract rights prohibit the assignment or encumbrance thereof and
(b) the term prohibiting such assignment or encumbrance is effective as a matter of law and (c) the term prohibiting such assignment or encumbrance has not been waived or the consent of the necessary party to the grant of a security interest to the Bank has not been obtained; PROVIDED, THAT (i) if any such prohibition is subsequently lifted, terminated or is otherwise no longer effective as a matter of law or is waived or the consent of the necessary party is obtained, the security interest granted hereby shall automatically include such rights or interests in General Intangibles, Intellectual Property Collateral or contract rights formerly subject to such prohibition without any further action on the part of the Borrower or the Bank and (ii) the exclusion in this paragraph shall not limit, impair or otherwise affect the Bank's security interest in any rights or interests of the Borrower in or to monies due or to become due under any such General Intangibles, Intellectual Property Collateral or contract rights (including, without limitation, any Accounts).

         (c) BORROWER REMAINS LIABLE. Anything herein to the contrary notwithstanding, (i) the Borrower shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Bank of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral

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(except to the extent it is no longer possible or commercially practicable for the Borrower to fulfill any duty or obligation as a result of the Bank's foreclosure of its Collateral), and (iii) the Bank shall not have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Bank be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

         (d) CONTINUING SECURITY INTEREST. The Borrower agrees that this Agreement shall create a continuing security interest in the Collateral from and after the giving of written notice by the Bank to the Borrower of the occurrence of a Trigger Event which shall remain in effect until terminated in accordance with Section 23.

         SECTION 3  PERFECTION PROCEDURES.

         (a) FINANCING STATEMENTS AND TRADEMARK ASSIGNMENT. The Borrower shall execute and deliver to the Bank concurrently with the execution of this Agreement each of the financing statements listed on SCHEDULE 2 hereto and the Trademark Assignment, and at any time and from time to time after the giving of written notice by the Bank to the Borrower of the occurrence of a Trigger Event, all financing statements, continuation financing statements, termination statements, security agreements, chattel mortgages, assignments, patent, copyright and the Trademark Assignment, trademark recordation cover sheets, fixture filings, warehouse receipts, documents of title, affidavits, reports, notices, schedules of account, letters of authority and all other documents and instruments, in form reasonably satisfactory to the Bank (together with each of the financing statements listed on SCHEDULE 2 hereto and the Trademark Assignment, collectively, the "Financing Statements"), and take all other action, as the Bank may reasonably request, in each case to perfect and continue perfected, maintain the priority of or provide notice of the Bank's security interest in the Collateral and to accomplish the purposes of this Agreement.

         (b) CERTAIN AGENTS. Any third person at any time after the giving of written notice by the Bank to the Borrower of the occurrence of a Trigger Event and from time to time thereafter holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent of, and as pledge holder for, the Bank. After the giving of written notice by the Bank to the Borrower of the occurrence of a Trigger Event, Borrower shall cause any such third party holding in excess of $250,000 in value of such Collateral to agree to return such Collateral to the Borrower or to execute a written acknowledgement in favor of the Bank confirming that such person is holding such Collateral as the agent of, and as pledge holder for, the Bank.

         (c) INSTRUMENTS. Within five days of receipt of any Instrument with a principal balance of $100,000 or more, the Borrower shall deliver such Instrument to the Bank as a bailee provided that the Bank shall not be deemed to have possession for purposes of perfection of its security interest therein until the Bank has given written notice of the occurrence of a Trigger Event.

         (d) BANK AGREEMENT REGARDING FILINGS. The Bank agrees not to file any Financing Statement (including the Trademark Assignment) or other instruments to perfect its security

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interest in the Collateral until in the good faith judgment of the Bank a
Trigger Event has occurred and the Bank has given a written notice thereof to the Borrower.

         SECTION 4 REPRESENTATIONS AND WARRANTIES. In addition to the representations and warranties of the Borrower set forth in the Credit Agreement, the Borrower hereby represents and warrants to the Bank that:

         (a) LOCATION OF CHIEF EXECUTIVE OFFICE AND COLLATERAL. The Borrower's chief executive office and principal place of business is located at the address set forth in SCHEDULE 1, and all other locations where the Borrower conducts business or Collateral is kept are set forth in SCHEDULE 1.

         (b) LOCATIONS OF BOOKS. All locations where Books pertaining to the Rights to Payment are kept, including all equipment necessary for accessing such Books and the names and addresses of all service bureaus, computer or data processing companies and other Persons keeping any Books or collecting Rights to Payment for the Borrower, are set forth in SCHEDULE 1, subject to such changes in location as may be permitted by Section 5(d) hereof.

         (c) TRADE NAMES AND TRADE STYLES. All trade names and trade styles under which the Borrower presently conducts its business operations which are material to the Borrower are set forth in SCHEDULE 1, and, except as set forth in SCHEDULE 1, or otherwise disclosed to the Bank in writing in materials provided to the Bank, the Borrower has not, within the past five years (i) used any other corporate, trade or fictitious name;(ii) changed its name;(iii) been the surviving or resulting corporation in a merger or consolidation; or (iv) acquired through asset purchase or otherwise any business of any Person.

         (d) OWNERSHIP OF COLLATERAL. The Borrower is, and, except as permitted by Section 5(i), will continue to be, the owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Borrower acquires rights in such Collateral, will be the sole and complete owner thereof except for the ownership rights of others in any Intellectual Property Collateral), free from any Lien other than Permitted Liens.

         (e) ENFORCEABILITY; PRIORITY OF SECURITY INTEREST.(i) This Agreement automatically upon the giving of written notice by the Bank to the Borrower of the occurrence of a Trigger Event creates a security interest which is enforceable against the Collateral in which the Borrower then has rights and will create a security interest which is enforceable against the Collateral in which the Borrower thereafter acquires rights at the time the Borrower acquires any such rights; and (ii) the Bank will have, automatically upon the giving of written notice by the Bank to the Borrower of the occurrence of a Trigger Event and the proper filing by the Bank of (a) the financing statements executed and delivered by the Borrower on the Closing Date in the appropriate filing offices in each of the jurisdictions listed on SCHEDULE 2 hereto (and in each other jurisdiction in which the Borrower locates Collateral or relocates its chief executive offices after the Closing Date) and (b) the Trademark Assignment with the PTO, a perfected and first priority security interest under the UCC and applicable federal law (subject to Permitted Liens) in the Collateral in which the Borrower then has rights, and will have a perfected and first priority

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security interest under the UCC and applicable federal law (subject to Permitted
Liens) in the Collateral in which the Borrower thereafter acquires rights at the time the Borrower acquires any such rights, in each case securing the payment and performance of the Secured Obligations. To the best of the Borrower's knowledge, the value as of the Closing Date of any assets which would be excluded from the Lien of the Bank under Section 2(b) above after the Bank gives written notice to the Borrower of the occurrence of a Trigger Event and takes the actions described in the foregoing sentence, does not exceed $250,000.

         (f) OTHER FINANCING STATEMENTS. No effective Financing Statement naming the Borrower as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Collateral is on file in any filing or recording office in any jurisdiction listed on SCHEDULE 2.

         (g)  RIGHTS TO PAYMENT.

              (i) To the knowledge of the Borrower, the Rights to Payment represent valid, binding and enforceable obligations of the account debtors or other Persons obligated thereon, representing undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto, and are and will be genuine, free from Liens (other than Permitted Liens), and to the knowledge of the Borrower, not subject to any adverse claims, counterclaims, setoffs, defaults, disputes, defenses, discounts, retainages, holdbacks or conditions precedent of any kind of character, except to the extent reflected by the Borrower's reserves for uncollectible Rights to Payment or to the extent, if any, that such account debtors or other Persons may be entitled to normal and ordinary course trade discounts, returns, adjustments and allowances in accordance with Section 5(m), or as otherwise disclosed to the Bank in writing;

             (ii) to the Borrower's knowledge, all account debtors and other obligors on the Rights to Payment are solvent and generally paying their debts as they come due;

            (iii) all Rights to Payment comply in all material respects with all applicable laws concerning form, content and manner of preparation and execution, including where applicable any federal or state consumer credit laws;

             (iv) the Borrower has not assigned any of its rights under the Rights to Payment except as provided in this Agreement or as set forth in the other Loan Documents or to any collection agency or person engaged to assist any collection of any Rights to Payment;

              (v) with respect to the Rights to Payment constituting Eligible Receivables, except as disclosed in writing to the Bank, the Borrower has no knowledge that any of the criteria for eligibility are not or are no longer satisfied; and


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             (vi)  all statements made, all unpaid balances and all other information in the Books and other documentation relating to the Rights to Payment are true and correct in all material respects and in all respects what they purport to be.

         (h) INVENTORY. No Inventory is stored with any bailee, warehouseman or similar Person or on any premises leased to the Borrower, nor has any Inventory been consigned to the Borrower or consigned by the Borrower to any Person or is held by the Borrower for any Person under any "bill and hold" or other arrangement, except as set forth in SCHEDULE 1 (as the same may be updated from time to time by the Borrower delivering written notice thereof to the
Bank); and with respect to the Inventory constituting Eligible Inventory, except as disclosed in writing to the Bank, the Borrower has no knowledge that any of the criteria for eligibility are not or are no longer satisfied.

         (i)  INTELLECTUAL PROPERTY.

              (i)  Except for those items which are either set forth in
    SCHEDULE 1 or are not material to the Borrower's business, the Borrower does not own, possess or use under any licensing arrangement any patents, copyrights, trademarks, service marks or trade names, nor is there currently pending before any Governmental Authority any application for registration of any patent, copyright, trademark, service mark or trade name;

             (ii) all patents, copyrights, trademarks, service marks and trade names which are material to the business of the Borrower are subsisting and have not been adjudged invalid or unenforceable in whole or in any material part in a final and non-appealable judgment;

            (iii) all maintenance fees required to be paid on account of any patents which are material to the business of the Borrower have been timely paid for maintaining such patents in force, and, to Borrower's knowledge, each of such patents is valid and enforceable except where such non-payment or where the invalidity or unenforceability would not have a Material Adverse Effect;

             (iv) to the Borrower's knowledge after due inquiry, no material infringement or unauthorized use presently is being made by any Person of any Intellectual Property Collateral, except where such infringement or unauthorized use would not have a Material Adverse Effect;

              (v) the Borrower is the sole and exclusive owner of the Intellectual Property Collateral which is material to the business of the Borrower except for those items of Intellectual Property Collateral for which the Borrower is only a licensee, as noted on SCHEDULE 1, and the past, present and contemplated future use of such Intellectual Property Collateral by the Borrower has not, does not and will not infringe or violate any right, privilege or license agreement of or with any other Person which infringement or violation would be reasonably likely to have a Material Adverse Effect;

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


             (vi) the Borrower owns, has material rights under, is a party to, or is an assignee of a party to all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade names and all other Intellectual Property Collateral reasonably necessary to continue to conduct its business as heretofore conducted except any such failure of the Borrower which would not have a Material Adverse Effect;

            (vii) with respect to any Intellectual Property Collateral material to the business of the Borrower for which the Borrower is either a licensor or a licensee pursuant to a license or licensing agreement regarding such Intellectual Property Collateral, to the knowledge of the Borrower, each such license or licensing agreement is in full force and effect, the Borrower is not in material default of any of its obligations thereunder and other than the parties to such licenses or licensing agreements, to the knowledge of the Borrower, no other Person has any rights in or to any of the Intellectual Property Collateral except any rights which would not have a Material Adverse Effect. The past, present and contemplated future use by the Borrower of the Intellectual Property Collateral under which the Borrower is a licensee has not, does not and to the knowledge of the Borrower, will not materially infringe upon or materially violate any right, privilege or license agreement of or with any other Person; and

           (viii) the Borrower has the unqualified right, power and authority to pledge and to grant the Bank a security interest in all of the Intellectual Property Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

         SECTION 5 COVENANTS. In addition to the covenants of the Borrower set forth in the Credit Agreement, so long as any of the Secured Obligations (other than indemnity, reimbursement or contribution claims for which no claim has been made by the Bank) remain unsatisfied or the Bank shall have any Commitment, the Borrower agrees that:

         (a) DEFENSE OF COLLATERAL. The Borrower will appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or the Bank's right or interest in, the Collateral (unless in the Company's reasonable judgment the cost of such appearance or defense would exceed the value of the Collateral in question).

         (b) PRESERVATION OF COLLATERAL. Subject to the reasonable business judgment of the Borrower, the Borrower will do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral subject to permitted dispositions contemplated by Subsection 5(i).

         (c) COMPLIANCE WITH LAWS, ETC. The Borrower will comply in all material respects with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

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


         (d)  LOCATION OF BOOKS AND CHIEF EXECUTIVE OFFICE.  The Borrower will:
(i) keep all Books pertaining to the Rights to Payment at the locations set forth in SCHEDULE 1 or in any other locations allowed by this Agreement; and
(ii) give at least 30 days' prior written notice to the Bank of (A) any changes in any such location where Books pertaining to the Rights to Payment are kept, including any change of name or address of any service bureau, computer or data processing company or other Person preparing or maintaining any Books or collecting Rights to Payment for the Borrower or (B) any change in the location of the Borrower's chief executive office or principal place of business.

         (e) LOCATION OF COLLATERAL. The Borrower will: (i) keep the Collateral at the locations set forth in SCHEDULE 1 and not remove the Collateral from such locations (other than disposals of Collateral permitted by subsection (i)) except upon at least 30 days' prior written notice of any removal to the Bank; and (ii) give the Bank at least 30 days' prior written notice of any change in the locations set forth in SCHEDULE 1.

         (f) CHANGE IN NAME, IDENTITY OR STRUCTURE. The Borrower will give at least 30 days' prior written notice to the Bank of (i) any change in its name,
(ii) any changes in, additions to or other modifications of its trade names and trade styles set forth in Schedule 1, and (iii) any changes in its identity or structure in any manner which might make any Financing Statement filed hereunder incorrect or misleading.

         (g) MAINTENANCE OF RECORDS. The Borrower will keep separate, materially accurate and reasonably complete Books with respect to the Collateral, disclosing the Bank's security interest hereunder.

         (h) INVOICING OF SALES. The Borrower will invoice all of its sales upon forms customary in the industry and to the extent consistent with industry practices to maintain proof of delivery and customer acceptance of goods.

         (i) DISPOSITION OF COLLATERAL. The Borrower will not surrender or lose possession of (other than to the Bank), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral or any right or interest therein, except to the extent permitted by the Credit Agreement.

         (j) LIENS. The Borrower will keep the Collateral free of all Liens except Permitted Liens.

         (k) EXPENSES. The Borrower will pay all expenses of protecting, storing, warehousing, insuring, handling and shipping the Collateral (unless such expenses are promptly paid by a third party pursuant to an agreement with the Borrower).

         (l) LEASED PREMISES. At the Bank's request, the Borrower will take commercially reasonable efforts to obtain from each Person from whom the Borrower leases any premises at which any Collateral is at any time present such subordination, waiver, consent and estoppel agreements as the Bank may reasonably require, in form and substance reasonably satisfactory to the Bank. The failure by the Borrower to obtain a landlord's waiver shall not affect the calculation of Eligible Inventory under clause (v) of the definition of Eligible Inventory contained in the Credit Agreement;

         (m)  RIGHTS TO PAYMENT.  The Borrower will:

              (i) in addition to the items required by Section 8.01(a)(iv) of the Credit Agreement, and with such frequency as the Bank may reasonably require, furnish to the Bank full and complete reports, in form and substance reasonably satisfactory to the Bank, with respect to the Accounts, including information as to concentration, aging, identity of account debtors, letters of credit securing Accounts, disputed Accounts and other matters, as the Bank shall reasonably request;

             (ii) give only normal discounts, allowances and credits as to Accounts and other Rights to Payment, in the ordinary course of business, according to normal trade practices utilized by the Borrower in the past or as may be customary in the Borrower's industry or as may be new trade practices of the Borrower developed in its reasonable business judgment, and enforce all Accounts and other Rights to Payment (other than Accounts or Rights to Payment which are immaterial in amount) strictly in accordance with their material terms, and take all such reasonable action to such end as may from time to time be reasonably requested by the Bank, except that the Borrower may grant any extension of the time for payment or enter into any agreement to make a rebate or otherwise to reduce the amount owing on or with respect to, or compromise or settle for less than the full amount thereof, any Account or other Right to Payment, according to normal trade practices utilized by the Borrower in the past or as may be customary in the Borrower's industry or as may be new trade practices of the Borrower developed in its reasonable business judgment;

            (iii) if any material discount, allowance, credit, extension of time for payment, agreement to make a rebate or otherwise to reduce the amount owing on, or compromise or settle with respect to, an Account or other Right to Payment exists or occurs, or if, to the knowledge of the Borrower, any material dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to an Account or other Right to Payment, disclose such fact fully in the Books relating to such Account or other Right to Payment and in connection with any invoice or report furnished by the Borrower to the Bank relating to such Account or other Right to Payment;

             (iv) if any Accounts in excess of $100,000 in the aggregate arise from contracts with the United States or any department, agency or instrumentality thereof, immediately notify the Bank thereof and execute any documents and instruments and take any other steps reasonably requested by the Bank in order that all monies due and to become due thereunder shall be assigned to the Bank and notice thereof given to the Federal authorities under the Federal Assignment of Claims Act;

              (v) in accordance with its reasonable business judgment perform and comply in all material respects with its obligations in respect of the Accounts and other Rights to Payment;

             (vi) upon the occurrence of an Event of Default, when reasonably requested by the Bank, notify the account debtors and other obligors on the Rights to Payment or any designated portion thereof that payment shall be made directly to the Bank or to such other Person or location as the Bank shall specify; and

            (vii) upon the occurrence of any Event of Default, establish such lockbox or similar arrangements for the payment of the Accounts and other Rights to Payment as the Bank shall reasonably require.

         (n) DOCUMENTS, ETC. Upon an Event of Default which is continuing, when requested by the Bank, the Borrower will (i) immediately deliver to the Bank, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, all Documents and Instruments, and all other Rights to Payment at any time evidenced by promissory notes, trade acceptances or other instruments and (ii) mark all Documents with such legends as the Bank shall specify.

         (o) INVENTORY. In addition to its obligations pursuant to Section 8.01(a)(iv) of the Credit Agreement, the Borrower will:

              (i) at least once a month, and at such other times as the Bank shall request, prepare and deliver to the Bank a report of all Inventory, in form and substance reasonably satisfactory to the Bank;

             (ii) upon the request of the Bank, but at least once a month, take a physical listing of the Inventory and make a copy of such physical listing available to the Bank for inspection at the location provided in
    Part 1(a) of SCHEDULE 1 hereto; and

            (iii) not store any Inventory with a bailee, warehouseman or similar Person or on premises leased to the Borrower, nor dispose of any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or similar basis, nor acquire any Inventory from any Person on any such basis, without in each case giving the Bank prior written notice thereof or preparing and delivering to the Bank a revised
    SCHEDULE 1 describing such transaction.

         (p)  INTELLECTUAL PROPERTY COLLATERAL.  The Borrower will:

              (i) not enter into any material agreement (including any license or royalty agreement) involving a transfer of any material interest of the Borrower in any Intellectual Property Collateral, without in each case giving the Bank prior notice thereof;

             (ii) not allow or suffer any Intellectual Property Collateral which is material to the Borrower's business to become abandoned, nor any registration thereof to be terminated, forfeited, expired or dedicated to the public;

            (iii) promptly give the Bank notice of any rights the Borrower may obtain to any new material patentable inventions, copyrightable works or other new Intellectual Property Collateral which is material to the Borrower's business, prior to the filing of any application for registration thereof;

             (iv) diligently prosecute all applications for patents, copyrights and trademarks, and file and prosecute any and all continuations, continuations-in-part, applications for reissue, applications for certificate of correction and like matters as shall be reasonable and appropriate in accordance with prudent business practice, and promptly and timely pay any and all maintenance, license, registration and other fees, taxes and expenses incurred in connection with any Intellectual Property Collateral unless such payment is being contested in good faith and the failure to make such payment does not create a risk that the Borrower's rights in and to such Intellectual Property Collateral will be materially adversely affected;

              (v) promptly give the Bank written notice of the occurrence of any event that would reasonably be expected to have a material adverse effect on any of the Intellectual Property Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Intellectual Property Collateral for which the Borrower is a licensee; and

             (vi) if Borrower shall obtain rights to any new trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Agreement shall automatically apply thereto. Borrower shall bear any expenses incurred in connection with future patent applications or trademark registrations. Without limiting Borrower's obligation under this Section 5(p), Borrower authorizes the Bank to modify this Agreement by amending SCHEDULE 1 to include any such new patent or trademark rights. Notwithstanding the foregoing, no failure to so modify this Agreement or amend SCHEDULE 1 shall in any way affect, invalidate or detract from the Bank's continuing security interest in all Collateral, whether or not listed on SCHEDULE 1.

         (q) NOTICES, REPORTS AND INFORMATION. The Borrower will (i) notify the Bank of any material claim made or asserted against the Collateral by any Person or other event which would reasonably be expected to materially adversely affect the value of the Collateral or the Bank's Lien thereon; (ii) furnish to the Bank such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Bank may reasonably request, all in reasonable detail; and
(iii) upon request of the Bank make such demands and requests for information and reports as the Borrower is entitled to make in respect of the Collateral.

         (r) ASSETS EXCLUDED FROM COLLATERAL. The Borrower shall use commercially reasonable efforts when entering into new contracts or acquiring assets that are Collateral not to agree to any restrictions on the Borrower's rights to grant a Lien in favor of Bank in such contract or asset.

         SECTION 6 COLLECTION OF RIGHTS TO PAYMENT. Until the Bank exercises its rights hereunder to collect Rights to Payment, the Borrower shall endeavor in the first instance in a commercially reasonable manner to collect all amounts due or to become due on or with respect to the Rights to Payment. At the request of the Bank, upon and after the occurrence of any Event of Default which is continuing, all remittances received by the Borrower shall be held in trust for the Bank and, in accordance with the Bank's instructions, remitted to the Bank or deposited to an account with the Bank in the form received (with any necessary endorsements or instruments of assignment or transfer).

         SECTION 7 AUTHORIZATION; BANK APPOINTED ATTORNEY-IN-FACT. The Bank shall have the right at any time after the giving of written notice by the Bank to the Borrower of the occurrence of a Trigger Event to, in the name of the Borrower, or in the name of the Bank or otherwise, without notice to or assent by the Borrower, and the Borrower hereby constitutes and appoints the Bank (and any of the Bank's officers or employees or agents designated by the Bank) as the Borrower's true and lawful attorney-in-fact, with full power and authority to:

         (i) sign any of the Financing Statements which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of the Bank's security interest in the Collateral;

        (ii) take possession of and endorse any notes, acceptances, checks, drafts, money orders or other forms of payment or security and collect any Proceeds of any Collateral;

       (iii) sign and endorse any invoice or bill of lading relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors;

        (iv) notify the U.S. Postal Service and other postal authorities to change the address for delivery of mail addressed to the Borrower to such address as the Bank may designate; and, without limiting the generality of the foregoing, establish with any Person lockbox or similar arrangements for the payment of the Rights to Payment;

         (v) receive, open and process with assistance of Borrower of all mail addressed to the Borrower;

        (vi) send requests for verification of Rights to Payment to the customers or other obligors of the Borrower;

       (vii) contact, or direct the Borrower to contact, all account debtors and other obligors on the Rights to Payment and instruct such account debtors and other obligors to make all payments directly to the Bank;

      (viii) assert, adjust, sue for, compromise or release any claims under any policies of insurance covering the Collateral;

        (ix) exercise dominion and control over, and refuse to permit further withdrawals from, Deposit Accounts maintained with the Bank or any other bank, financial institution or other Person;

         (x) notify each Person maintaining lockbox or similar arrangements for the payment of the Rights to Payment to remit all amounts representing collections on the Rights to Payment directly to the Bank;

        (xi) ask, demand, collect, receive and give acquittances and receipts for any and all Rights to Payment, enforce payment or any other rights in respect of the Rights to Payment and other Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing the Rights to Payment and other Collateral, and otherwise file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as the Bank may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Bank with respect to the Collateral;

       (xii) execute any and all applications, documents, papers and instruments necessary for the Bank to use the Intellectual Property Collateral and grant or issue any exclusive or non-exclusive license or sublicense with respect to any Intellectual Property Collateral;

      (xiii) file this Agreement (or an abstract hereof) or any other document describing the Bank's interest in the Collateral with the United States Patent and Trademark Office;

       (xiv) execute any modification of Schedule 1 of this Agreement pursuant to Section 5(p)(vi) of this Agreement;

        (xv) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral; and

       (xvi) from and after the giving of written notice by the Bank to the Borrower of the occurrence of a Trigger Event, execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of the Borrower, which the Bank may reasonably deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and the Bank's security interest therein and to accomplish the purposes of this Agreement, including (A) to defend, settle, adjust or (after the occurrence of any Event of Default) institute any action, suit or proceeding with respect to the Intellectual Property Collateral, (B) after the occurrence of any

Event of Default, to assert or retain any rights under any license agreement for any of the Intellectual Property Collateral, including without limitation any rights of the Borrower arising under Section 365(n) of the Bankruptcy Code, and
(C) after the occurrence of any Event of Default, to execute any and all applications, documents, papers and instruments for the Bank to use the Intellectual Property Collateral, to grant or issue any exclusive or non-exclusive license or sub-license with respect to any Intellectual Property Collateral, and to assign, convey or otherwise transfer title in or dispose of the Intellectual Property Collateral; PROVIDED, HOWEVER, that in no event shall the Bank have the unilateral power, prior to the occurrence and continuation of an Event of Default, to assign any of the Intellectual Property Collateral to any Person, including itself, without the Borrower's written consent. The foregoing shall in no way limit the Bank's rights and remedies upon or after the occurrence of an Event of Default.

The Bank agrees that, except upon and after the occurrence and during the continuance of an Event of Default, it shall not exercise the power of attorney, or any rights granted to the Bank, pursuant to clauses (ii) through (xv). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Bank has any Commitment outstanding or the Secured Obligations (other than indemnity, reimbursement or contribution claims for which no claim has been made by the Bank) have not been indefeasibly paid in cash and performed in full. The Borrower hereby acknowledges that the Bank has relied on the specific enforceability of this power of attorney in delaying until the giving of written Notice by the Bank to the Borrower of the occurrence of a Trigger Event the attachment and perfection of the Bank's Lien in the Collateral. The Borrower hereby ratifies, to the extent permitted by law, all that the Bank shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

         SECTION 8 BANK PERFORMANCE OF BORROWER OBLIGATIONS. The Bank may perform or pay any obligation which the Borrower has agreed to perform or pay under or in connection with this Agreement, and the Borrower shall reimburse the Bank on demand for any reasonable amounts paid by the Bank pursuant to this
Section 8.

         SECTION 9 BANK'S DUTIES. Notwithstanding any provision contained in this Agreement, the Bank shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Borrower or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of Collateral in the Bank's possession and the accounting for moneys actually received by the Bank hereunder or upon the disposition of Collateral in accordance with this Agreement, the Bank shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Collateral.

         SECTION 10  REMEDIES.

         (a) REMEDIES. Upon the occurrence and during the continuance of any Event of Default, the Bank shall have, in addition to all other rights and remedies granted to it in this Agreement, the Credit Agreement or any other Loan Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, the Borrower agrees that:

              (i) The Bank may peaceably and without notice enter any premises of the Borrower, take possession of any Collateral, remove or dispose of all or part of the Collateral on any premises of the Borrower or elsewhere, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Bank may determine.

             (ii) The Bank may require the Borrower to assemble all or any part of the Collateral and make it available to the Bank, at any place and time designated by the Bank.

            (iii) The Bank may use or transfer any of the Borrower's rights and interests in any Intellectual Property Collateral, by license, by sublicense (to the extent permitted by an applicable license) or otherwise, on such conditions and in such manner as the Bank may determine.

             (iv) The Bank may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law).

              (v) The Bank may sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of the Borrower's assets, without charge or liability to the Bank therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit or for future delivery without assumption of any credit risk, all as the Bank deems advisable; PROVIDED, HOWEVER, that the Borrower shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Bank. The Bank shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption the Borrower hereby releases, to the extent permitted by law. The Borrower hereby agrees that the sending of notice by hand delivery, to the address of the Borrower set forth in the Credit Agreement, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is given ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, PROVIDED that the Bank may provide the Borrower shorter notice or no notice, to the extent permitted by the UCC or other applicable law.

         (b)  LICENSE.    The Borrower agrees that the Bank shall at all times
have such royalty free licenses, to the extent permitted by law, for any Intellectual Property Collateral that shall be reasonably necessary to permit the exercise of any of the Bank's rights or remedies upon or after the occurrence of an Event of Default and shall additionally have the right to license and/or sublicense any Intellectual Property Collateral, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any of the Intellectual Property Collateral, throughout the world for such term or terms, on such conditions, and in such manner, as the Bank in its sole discretion shall determine. In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Bank shall have the right but shall in no way be obligated to bring suit, or to take such other action as the Bank deems necessary or advisable, in the name of the Borrower or the Bank, to enforce or protect any of the Intellectual Property Collateral, in which event the Borrower shall, at the request of the Bank, do any and all lawful acts and execute any and all documents required by the Bank in aid of such enforcement. To the extent that the Bank shall elect not to bring suit to enforce such Intellectual Property Collateral, the Borrower agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violations thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

         (c) PROCEEDS ACCOUNT. To the extent that any of the Secured Obligations may be contingent, unmatured or unliquidated (including with respect to undrawn amounts under the Letters of Credit) at such time as there may exist a continuing Event of Default, the Bank may, at its election, acting in a commercially reasonable manner (i) retain the proceeds of any sale, collection, disposition or other realization upon the Collateral (or any portion thereof) in a special purpose non-interest-bearing restricted deposit account (the "Proceeds Account") created and maintained by the Bank for such purpose (which shall constitute a Deposit Account included within the Collateral hereunder) until such time as the Bank may elect to apply such proceeds to the Secured Obligations, and the Borrower agrees that such retention of such proceeds by the Bank shall not be deemed strict foreclosure with respect thereto; (ii) in any manner elected by the Bank, estimate the liquidated amount of any such contingent, unmatured or unliquidated claims and apply the proceeds of the Collateral against such amount; or (iii) otherwise proceed in any manner permitted by applicable law. The Borrower agrees that the Proceeds Account shall be a blocked account and that upon the irrevocable deposit of funds into the Proceeds Account, the Borrower shall not have any right of withdrawal with respect to such funds. Accordingly, the Borrower irrevocably waives until the termination of this Agreement in accordance with Section 23 the right to make any withdrawal from the Proceeds Account and the right to instruct the Bank to honor drafts against the Proceeds Account.

         (d) APPLICATION OF PROCEEDS. Subject to subsection (c), the cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied as provided in the last sentence of Section 4.03(d) of the Credit Agreement. Any surplus thereof which exists after payment and performance in full of the Secured Obligations (other than indemnity, reimbursement or contribution claims for which no claim has been made by the Bank) shall be promptly paid over to the Borrower or otherwise disposed of in accordance with the UCC or other applicable law. The Borrower shall remain liable to the Bank for any deficiency which exists after any sale or other disposition or collection of Collateral.

         SECTION 11 FUTURE RIGHTS. For so long as any of the Secured Obligations (other than indemnity, reimbursement or contribution claims for which no claims has been made by the

Bank) remain outstanding, or, if earlier, until the Bank shall have released or terminated, in whole but not in part, its interest in the Collateral, if and when the Borrower shall obtain rights to any new Collateral, or any reissue, renewal or extension or continuation-in-part of any rights in Collateral, the provisions of Section 2 shall automatically apply thereto and the Borrower shall give to the Bank prompt notice thereof. The Borrower shall do all things necessary or advisable by the Bank to ensure at all times after the giving of written notice by the Bank to the Borrower of the occurrence of a Trigger Event the validity, perfection, priority and enforceability of the security interest of the Bank in such future acquired Collateral. The Borrower hereby authorizes the Bank at all times after the giving of written notice by the Bank to the Borrower of the occurrence of a Trigger Event to modify, amend or supplement the Schedules hereto and to reexecute this Agreement or the Trademark Assignment from time to time on the Borrower's behalf and as its attorney-in-fact to include any future Collateral and to cause such reexecuted Agreement or Trademark Assignment or such modified, amended or supplemented Schedules to be filed with the PTO.

         SECTION 12 CERTAIN WAIVERS. The Borrower waives, to the fullest extent permitted by law,(i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations;(ii) any right to require the Bank (A) to proceed against any Person,(B) to exhaust any other collateral or security for any of the Secured Obligations,(C) to pursue any remedy in the Bank's power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Bank arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

         SECTION 13 NOTICES. All notices or other communications hereunder shall be given in the manner and to the addresses specified in the Credit Agreement. All such notices and other communications shall be effective (i) if delivered by hand, when delivered; (ii) if sent by mail or by facsimile transmission, when received; PROVIDED, HOWEVER, that all notices and communications to the Bank shall not be effective until received.

         SECTION 14 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Bank.

         SECTION 15  COSTS AND EXPENSES; INDEMNIFICATION; OTHER CHARGES.

         (a) COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses and other charges as provided in Section 10.04 of the Credit Agreement.

         (b) INDEMNIFICATION. The Borrower hereby agrees to indemnify the Bank and its Affiliates, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person (including reasonable allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by the Indemnified Party hereunder, including any infringement or alleged infringement with respect to any Intellectual Property Collateral (collectively, the "Indemnified Liabilities"); PROVIDED that the Borrower shall not be liable to a particular Indemnified Person for any portion of such Indemnified Liabilities to the extent such Indemnified Person is found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, the Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         (c) OTHER CHARGES. The Borrower agrees to indemnify the Bank against and hold it harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

         (d) INTEREST. Any amounts payable to the Bank under this Section 15 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in Section 3.02 of the Credit Agreement.

         SECTION 16 BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Borrower and the Bank, and their respective successors and assigns to the extent such assignee was permitted under the Credit Agreement.

         SECTION 17 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN CALIFORNIA.

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


         SECTION 18 ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties as provided in the Credit Agreement.

         SECTION 19 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

         SECTION 20 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement and all signatures need not appear on any one counterpart.

         SECTION 21 INCORPORATION OF PROVISIONS OF THE CREDIT AGREEMENT. To the extent the Credit Agreement contains provisions of general applicability to the Loan Documents, such provisions are incorporated herein by this reference.

         SECTION 22 NO INCONSISTENT REQUIREMENTS. The Borrower acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

         SECTION 23 TERMINATION. Upon the termination of the Commitment of the Bank, the surrender of the Letters of Credit and payment and performance in full of all Secured Obligations (other than indemnity, reimbursement or contribution claims for which no claim has been made by the Bank), this Agreement shall terminate and the Bank shall promptly execute and deliver to the Borrower such documents and instruments reasonably requested by the Borrower as shall be necessary to evidence termination of all security interests given by the Borrower to the Bank hereunder; PROVIDED, HOWEVER, that the obligations of the Borrower under Section 15 shall survive such termination.

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


                             [COUNTERPART SIGNATURE PAGE]


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                       THE BORROWER

                                       GUITAR CENTER MANAGEMENT COMPANY,
                                       a California corporation

[NOTARIZE SIGNATURE]                   By: /s/ LARRY E. THOMAS
                                           --------------------------------
                                       Title: President

                                       Address:

                                       Guitar Center Management Company, Inc.
                                       5155 Clareton Drive
                                       Agoura Hills, CA 91301
                                       Attn.:  Bruce Ross and Barry F. Soosman
                                       Fax No.: (818) 735-4923

                                       THE BANK

                                       WELLS FARGO BANK, N.A.

[NOTARIZE SIGNATURE]                   By: /s/ F. M. BRIGGS
                                           --------------------------------
                                       Title: Vice President

                                       Address:

                                       Wells Fargo Bank
                                       Commercial Banking Office
                                       6001 Topanga Canyon Blvd., Suite 205
                                       Woodland Hills, CA 91367
                                       Attn.:  Frederic M. Briggs
                                       Fax No.:  (818) 993-1930


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